SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

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                         Date of Report: August 16, 2002
                Date of Earliest Event Reported: August 14, 2002



                        WATERMARK INVESTORS REALTY TRUST
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             (Exact name of registrant as specified in its charter)

                             Texas 0-6103 75-1372785
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      (State of Incorporation) (Commission file number)    (IRS Employer
                                                        Identification No.)

             227 West Trade Street, Suite 2320, Charlotte, NC 28202
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           (Address of principal executive office including zip code)

                                 (704) 343-9334
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                         (Registrant's telephone number)


Item 7.  Financial Statements, Pro Forma Information and Exhibits.

         (c) Exhibits.

         Exhibit 99.1 Statement of Michael S. Verruto, Principal Executive Officer of Watermark Investors Realty Trust pursuant to 18 U.S.C.
         Section 1350.

         Exhibit 99.2 Statement of Michael S. Verruto, Principal Financial Officer of Watermark Investors Realty Trust pursuant to 18 U.S.C.
         Section 1350.

Item 9.  Regulation FD Disclosure

     Watermark Investors Realty Trust has furnished as correspondence the certifications pursuant to 18 U.S.C. Section 1380, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002. In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Watermark Investors Realty Trust has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  August 16, 2002

                                           WATERMARK INVESTORS REALTY TRUST


                                           By: /s/ Michael S. Verruto
                                               --------------------------------
                                           Michael S. Verruto
                                           Trustee, Vice President and Secretary
                                           (An Authorized Officer and
                                           Chief Accounting Officer)